UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)               December 19, 2008

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

000-24272
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
            (17 CFR 240.14d-2(b))

( )       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
            (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

Flushing Financial Corporation (the “Company”) (NasdaqGS: FFIC), the parent holding company for Flushing Savings Bank, FSB (the "Bank"), announced on December 19, 2008 that it is participating in the FDIC’s Transaction Account Guarantee Program (“TAGP”). Through the TAGP, the FDIC will provide unlimited deposit insurance coverage for all non interest-bearing transaction accounts through December 31, 2009. This includes traditional non-interest bearing checking accounts, certain types of attorney trust accounts, and NOW accounts as long as the interest rate does not exceed 0.50 percent. The coverage under the TAGP is in addition to and separate from the coverage available under the FDIC's general deposit insurance rules, which insures accounts up to $250,000 through December 31, 2009.

Item 9.01(d).    Exhibits

99.1. Press release of Flushing Financial Corporation, dated December 19, 2008.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

Date: December 22, 2008	By:	/s/ David W. Fry
David W. Fry
	Title:	Executive Vice President, Treasurer
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press release of Flushing Financial Corporation,
dated December 19, 2008